UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2022

XL FLEET CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47000 Liberty Drive Wixom, MI	48393
(Address of principal executive offices)	(Zip Code)

(617) 718-0329

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2022, XL Fleet Corp. (the “Company”) entered into a letter agreement (the “Severance Letter Agreement”) with Donald Klein, the Company’s Chief Financial Officer, to provide Mr. Klein with certain severance benefits. Pursuant to the Severance Letter Agreement, in the event that Mr. Klein’s employment is terminated other than for “Cause” (and not by virtue of death or disability) or Mr. Klein resigns for “Good Reason” (as such terms are defined in the Company’s Executive Severance Policy [the “ESA”] filed as Exhibit 10.1 to the Company’s Form 10-Q on August 9, 2022) on or before September 9, 2023, Mr. Klein will be treated as having experienced a COC Qualifying Termination under the ESA rather than a Qualifying Termination. The severance benefits to be granted in such event are, in summary, eighteen months of base salary; payment of an annual performance bonus (which, if such termination occurs in 2023, will be paid pro-rata based on the number of days Mr. Klein is employed in calendar year 2023) calculated on a presumed basis of meeting 100% of target goals; eighteen months of COBRA premiums; and immediate vesting of unvested, time-based equity awards that had been granted prior to the date of employment separation, along with an immediate ability to exercise any outstanding stock options.

The foregoing description of the Severance Letter Agreement is qualified in its entirety by reference to the full text of the Severance Letter Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Severance Letter Agreement dated October 26, 2022 between the Company and Donald Klein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

XL FLEET CORP.

Date: October 28, 2022	By:	/s/ Stacey Constas
	Name:	Stacey Constas
	Title:	General Counsel

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